Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Presstek Reschedules Earnings Release and Conference Call
-- Expects revenue above $65 million and positive operating profit --

HUDSON, N.H., February 8, 2007 /PRNewswire-FirstCall/ -- Presstek, Inc. (Nasdaq: PRST), a leading manufacturer and marketer of high tech digital imaging solutions for the graphic arts and laser imaging markets, today announced that it is rescheduling its fourth quarter 2006 earnings release and conference call dates.

On January 2, 2007 Presstek announced the discontinuance of operations of its Precision Analog plate business which serviced the newspaper industry. Presstek’s outside experts have been working to evaluate the loss resulting from this event. Because of unexpected complexities associated with this process, more time is required to finalize the charge. Therefore Presstek is delaying its earnings release by one week in order for this process to be completed.

Additionally, as previously announced, the company expects revenue above $65 million. The company also expects to report positive operating profit, excluding charges from discontinued operations, restructuring activities, special charges, and intangibles write-offs.

Presstek plans to report financial results for its fourth quarter on February 21, 2007, after market-close. Management will hold a conference call to discuss the results on February 22, 2007 at 8:30 AM Eastern Time. To participate in the conference call, please dial (888) 396-2356 (domestic) or (617) 847-8709 (international) and reference call ID 68859549. A live webcast of the call will be available on the Investor Relations pages of Presstek’s web site at www.presstek.com.

A replay of this conference call will be available from 10:30 AM Eastern Time on Thursday, February 22, 2007 through midnight Eastern Time on Thursday, March 1, 2007 at 888-286-8010 (domestic) or 617-801-6888 (international). The replay pass code is 93458583. An archived web cast of this conference call will be available on the Investor Relations pages of Presstek’s web site at www.presstek.com.

About Presstek

Presstek, Inc. is a leading manufacturer and marketer of high tech digital imaging solutions to the graphic arts and laser imaging markets. Presstek's patented DI(R), CTP and plate products provide a streamlined workflow in a chemistry-free environment, thereby reducing printing cycle time and lowering production costs. Presstek solutions are designed to make it easier for printers to cost effectively meet increasing customer demand for high-quality, shorter print runs and faster turnaround while providing improved profit margins. Presstek subsidiary, Lasertel, Inc., manufactures semiconductor laser diodes for Presstek's and external customers' applications. For more information visit www.presstek.com, or call 603-595-7000 or email: info@presstek.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this News Release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations regarding revenue and profitability and the ability of the company to achieve its stated objectives. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, market acceptance of and demand for the company's products and resulting revenue; further review and finalization of the Company's results and subsequent audit review of transaction documentation; the ability of the company to meet its stated financial and operational objectives, the company's dependency on its strategic partners (both on manufacturing and distribution), and other risks detailed in the company's Annual Report on Form 10-K and the company's other reports on file with the Securities and Exchange Commission. The words "looking forward," "looking ahead," "believe(s)," "should," "may," "expect(s)," "anticipate(s)," "project(s)," "likely," "opportunity," and similar expressions, among others, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The company undertakes no obligation to update any forward-looking statements contained in this news release.

CONTACT:
Presstek Investor Relations
(603) 594-8585 x3559
investorrelation@presstek.com